Exhibit 10.2
Execution Version

SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
This Second Amendment to Registration Rights Agreement (this “Amendment”) is made and entered into as of August 31, 2016 by and between Hi-Crush Partners LP, a Delaware limited partnership (the “Partnership”), and Hi-Crush Proppants LLC, a Delaware limited liability company (the “Sponsor”).
Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Registration Rights Agreement, entered into as of August 20, 2012 (the “Registration Rights Agreement”), by and between the Partnership and the Sponsor (each a “Party,” and together, the “Parties”).
RECITALS:
WHEREAS, Section 3.11 of the Registration Rights Agreement provides that such agreement may be amended by the written agreement of the Partnership and the Holders of a majority of the then outstanding Registrable Securities; and
WHEREAS, pursuant to the foregoing authority, and in connection with the issuance of common units representing limited partner interests in the Partnership (the “Common Units”) pursuant to the Contribution Agreement, dated as of August 9, 2016, by and between the Sponsor and the Partnership (the “Blair Contribution Agreement”), the Parties desire to amend the Registration Rights Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:
Section 1.Amendments to Registration Rights Agreement
(a) Amendments to Section 1.01.

i.	The following definition of “Blair Contribution Agreement” is hereby added:
“Blair Contribution Agreement” means the Contribution Agreement, dated as of August 9, 2016, by and among Sponsor and the Partnership.”

ii.	The definition of “Registrable Securities” is hereby deleted in its entirety and replaced with the following:
““Registrable Securities” means the aggregate number of (i) Common Units issued (or issuable) to Sponsor pursuant to the Contribution Agreement (including pursuant to the Deferred Issuance and Distribution); (ii) Common Units issued upon conversion of the Subordinated Units; (iii) Common Units issued upon conversion of the Class B Units issued pursuant to the Class B Unit Contribution Agreement and (iv) Common Units issued pursuant to the Blair

US 4534145v.3

Contribution Agreement, which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.”
Section 2.    General Provisions.
(a)     Amendment. No amendment of this Amendment shall be valid unless such amendment is made in accordance with Section 3.11 of the Registration Rights Agreement.
(b)     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.
(c)     Governing Law. The Laws of the State of New York shall govern this Amendment.
(d)     Severability of Provisions. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
(e)     Effect of the Amendment. Except as amended by this Amendment, all other terms of the Registration Rights Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each Party.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first written above.
HI-CRUSH PARTNERS LP

By:    Hi-Crush GP LLC, its general partner

By: /s/ Robert E. Rasmus
Name: Robert E. Rasmus
Title: Chief Executive Officer

HI-CRUSH PROPPANTS LLC

By: /s/ Robert E. Rasmus
Name: Robert E. Rasmus
Title: Chief Executive Officer

SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT